SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 10, 2024
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 10, 2024, the Board of Directors (the “Board”) of Bread Financial Holdings, Inc. (the “Company”) voted to increase the size of the Board to ten directors and appointed Praniti Lakhwara as a director and member of the Risk & Technology Committee, all effective as of June 10, 2024. A copy of the press release announcing the appointment of Ms. Lakhwara is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Ms. Lakhwara currently serves as Chief Information Officer of Zscaler, Inc. Prior to becoming CIO, Ms. Lakhwara served as Zscaler’s Senior Vice President of Information Technology and Applications from May 2021 to March 2022. Before joining Zscaler, Inc., Ms. Lakhwara served in senior leadership positions at Conga Inc. from May 2017 to May 2021, including as Chief Information Officer and Data Privacy Officer. She has also held various technology leadership roles with increasing responsibility at Nimble Storage, Inc. from 2015 to 2017, at Guidewire Software, Inc. from 2013 to 2015 and at Align Technology, Inc. from 2001 to 2013.

There are no arrangements or understandings between Ms. Lakhwara and any other person pursuant to which Ms. Lakhwara was selected as a director. There are no related party transactions between the Company and Ms. Lakhwara that would require disclosure under Item 404(a) of Regulation S-K. Based on the director independence listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, the Board has determined that Ms. Lakhwara is independent.

Ms. Lakhwara will be compensated for her Board service in accordance with the Company’s previously disclosed standard compensation arrangements for non-employee directors, as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2024. The Company has entered into an indemnification agreement with Ms. Lakhwara, the form of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 5, 2015.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

99.1	Press release dated June 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: June 11, 2024	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary